SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2002

CardioGenesis Corporation

(Exact Name of Registrant as Specified in Charter)

California	000-28288	77-0223740

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26632 Towne Centre Drive, Suite 320, Foothill Ranch, California		92610

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 649-5000

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     On December 31, 2002, the Registrant issued a press release titled “CardioGenesis Corporation to Appeal Nasdaq Delisting Notice,” a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

     Pursuant to General Instruction F of Form 8-K, the following documents are incorporated by reference herein and attached as exhibits hereto:

Exhibit	Description

99.1	Press release of CardioGenesis Corporation dated December 31, 2002, titled “CardioGenesis Corporation to Appeal Nasdaq Delisting Notice.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENESIS CORPORATION

Date: January 3, 2003	By:	/s/ DARRELL F. ECKSTEIN

Darrell F. Eckstein President, Chief Operating Officer and Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press release of CardioGenesis Corporation dated December 31, 2002, titled “CardioGenesis Corporation to Appeal Nasdaq Delisting Notice.”